Exhibit 99.3
2Q’25 Earnings Presentation

Forward Looking Statements 2 The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “designed,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “likely,” “may,” “plan,” “predict,” “project,” “scheduled,” “seek,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct and caution the reader not to place undue reliance on our forward-looking statements. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: data privacy breaches, cybersecurity incidents, and/or failures of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely; interruption or failure of third-party software or information technology systems, including but not limited to licensed software; untimely or ineffective development and implementation of, or failure to realize the potential benefits associated with, new or enhanced technology or processes; the loss or reduction of business from large customers or an overall reduction in our customer base; the timing and performance of growth initiatives and the ability to manage our cost structure; the cost, integration, and performance of acquisitions and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; unsolicited takeover proposals, proxy contests, and other proposals or actions by activist investors; maintaining our corporate reputation and intellectual property rights; establishing and maintaining adequate internal controls over financial reporting; nationwide or global disruption in the supply chain resulting in increased volatility in freight volumes; competitive initiatives and pricing pressures; increased prices for and decreased availability of equipment, including new revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and upskill employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner-operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; the effects, costs and potential liabilities related to changes in and compliance with, or violation of, existing or future governmental laws and regulations, including, but not limited to, environmental laws and regulations, such as emissions-control regulations and fuel efficiency regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; our ability to generate sufficient cash from operations to support significant ongoing capital expenditure requirements and other business initiatives; self-insurance claims, insurance premium costs, and loss of our ability to self-insure; potential impairment of long-lived assets and goodwill and intangible assets; the effects of a widespread outbreak of an illness or disease or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us, including, but not limited to, the occurrence of natural disasters, health epidemics, geopolitical conflicts, acts of war, cybersecurity incidents, or trade restrictions; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; seasonal fluctuations, adverse weather conditions, natural disasters, and climate change; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”). For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

ArcBest

We are a leading integrated logistics company that leverages technology and a full suite of solutions to meet customers' supply chain needs

1923
Founded

~$400B
Addressable Market

>99%
Coverage of United States

~240
Asset-Based North American service centers

~40K
Owned revenue equipment

TOP 15
U.S. Truckload Broker

100K+
Approved contract carriers

30K
Customers

14K
Employees

Disciplined Execution of Three-Point Strategy 4 1 2 3 ENHANCED SHAREHOLDER VALUE Increase Efficiency Leverage technology Optimize ABF network Drive scale and productivity to improve Asset-Light operating margin Drive Innovation Develop and implement disruptive and game changing innovations Launch new revenue streams Co-create and scale with customers Accelerate Growth Secure new customers to maximize profitability Expand with existing customers through market penetration Retain existing customers

LEADERSHIP CHANGES 5 Judy McReynolds retiring as CEO, retaining position as Chairman of the Board Seth Runser assuming the role of CEO and President, and appointed to the Board Effective January 1, 2026

Continued Productivity Gains QUARTER IN REVIEW – EXCELLENCE IN ACTION 6 Record Managed Solution Revenue Levels +10% Increase in Daily Digital Quoting >$47M Capital Returned to Shareholders 1H’25 Exceeded Industry Benchmark for 19 Years 19x Claims Process #1 Website Ease of Use #1 • Technology, training, and network design • Asset-Based Shipments/DSY Hour +1% • Asset-Light Shipments/Employee/Day +15% 21K Asset-Based Shipments per Day +6% Increase

Taking Action To Drive Profitable Growth

Organizational Updates for Increased Efficiency

- Enables faster decision making
- Encourages focus on highest priorities
- Fosters better collaboration

Investing for Growth

Growing sales force

Expanding presence within small and middle-market segments

Investing for Service

Expanding key account management teams

Further developing customer retention and onboarding teams

>30% Improvement in speed of deal execution

80% of revenue from customers with a 10+ year relationship

BUILDING ON A STRONG FOUNDATION

ArcBest

7

ARCBEST PROVIDES PREMIUM VALUE

CUSTOMERS NEED & WANT	Flexibility · Efficiency · Resiliency

ARCBEST'S INTEGRATED SOLUTIONS EXPAND MARKET OPPORTUNITY

International Shipping	Full Truckload	Warehousing & Distribution	Less-than-Truckload	Premium Logistics	Expedite Shipping	Final Mile
$79B	$123B	$70B	$55B	$20B	$5B	$13B

INTEGRATED APPROACH SEAMLESSLY CONNECTS MODES

ArcBest Managed Transportation Solution

Supply Chain Optimization • Managed Transportation • Product Launch

ENABLES ARCBEST GROWTH

- 5x Larger Deals
- Improved Profitability
- Multi-Solution Deals
- Large Pipeline Opportunity
- Fastest Growing Solution

8

ARCBEST’S CUSTOMER-LED STRATEGY YIELDS RESULTS 9 Profit Revenue Single-Solution Accounts Cross-Sold Accounts >3x Revenue & Profit per account is over 3X higher in cross-sold accounts Revenue & Profit 3x 3x >70% Over 70% of our customers who use asset-light services also utilize our asset-based services Single-Solution Accounts Cross-Sold Accounts 5% Higher Customer Retention A customer-focused growth strategy enables faster and more efficient growth Asset-Light + Asset-Based Retention rates are 5 percentage points higher on cross-sold accounts than on single-solution accounts

PRICING INTELLIGENCE AND INNOVATION ENHANCE YIELD

Industry-Leading Innovation

Led the industry in launching Space-Based Pricing in 2017

Value-Enhancing Solutions

Customer Led + Digital Capabilities
- Core LTL
- Dynamic

Improved Pricing Intelligence

Large dataset with deep understanding of our costs provides shipment level pricing intelligence

THIS ENABLES:
- Improved Margins
- Efficient Capacity Utilization
- Profitable Growth for ABF

Resulting in Strongest Pricing Metrics Among Competitors

Legend: Peers | ABF

Revenue/CWT as of 1Q'25



~1.6x
$50
$25
$0

Revenue/Shipment as of 1Q'25



~1.4x
$550
$275
$0

10

DYNAMIC PRICE IMPROVES AS QUOTES GROW 11 More quotes, more choices Drives additional incremental profit ~50% more revenue/shipment since 2020 K 50K 100K 150K 200K 250K 2020 2021 2022 2023 2024 2025 Daily Quotes Daily Dynamic Quotes Average Daily Quotes

TRANSFORMING OPERATIONS THROUGH TECHNOLOGY 12 Optimization Portfolio • 70+ projects • 45% operationalized • 25% in pilot to expand stages City Route Optimization Phases 2 & 3 • Rollouts underway • Daily demand predictions • Dynamic routing tool 2021 2022 2023 2024 Idea Pilot Learn Refine Expand Operationalize $50K $13M+ Iterative approach for optimization efforts City Route Optimization Phase 1 Savings Per Year Per Year

• Culture of continuous innovation • Deploying training teams • Expanding transfer capacity and performance management CONTINUED INVESTMENTS IN TRAINING 13 $14Mfor 1H’2025 IN SAVINGS Total # Location Visits Completed Locations 2025 Locations 2026 And Beyond Significant Runway in 2025 and Beyond Locations

8,820 8,820 8,955 9,254 9,497 135 299 243 138 8,500 8,700 8,900 9,100 9,300 9,500 9,700 2021 2022 2023 2024 2025 ✓ Enables Growth STRATEGIC INVESTMENTS IN TECHNOLOGY, FLEET AND FACILITIES 14 ~800 door expansion since 2021 8,820 8,955 9,254 9,497 Projected Net New 9,635 Doors Since 2021 Existing Doors New Doors Legend: Modern Fleet • Lowers Total Cost of Ownership • Supports Long-Term Sustainability Dock Management Software Labor Planning Tools Right People. Right Place. Right Time. • Employee Level Productivity • Consistent Processes & Service Strategically Adding Capacity ✓ Improves Service ✓ Increases Efficiency

TRUCKLOAD DIGITAL ROADMAP 15 • Carrier Portal • Quote Email Augmentation • Appointment Scheduling • Inbound Call Automation • Pricing Enhancements • Capacity Sourcing Augmentation Blending human relationships and technology to support processes and improve productivity 24% Carrier Portal Adoption 46% Digitally Fulfilled Shipments

Improvement in Asset-Based Operating Ratio(1) (Non-GAAP) Strategy in Action 16 (1) Operating Ratio adjusted for certain unusual items. See Reconciliations of GAAP to non-GAAP Financial Measures in the Additional Information section of this presentation. Union Pension Impact on OR 160 bps IMPROVEMENT Compared to 2019 94.5% 94.2% 88.8% 86.4% 90.4% 91.2% 92.9% 75% 80% 85% 90% 95% 2019 2020 2021 2022 2023 2024 2Q'25 TTM FREIGHT RECESSION PANDEMIC FREIGHT RECESSION

Strategy in Action 17 Our strategy is delivering solid results Operating Income ($M) (Non-GAAP, Unaudited)(1)(2) Revenues ($B) (Unaudited)(1) Earnings Per Share (Non-GAAP, Unaudited)(1)(2) $2.8 $2.8 $3.8 $5.0 $4.4 $4.2 $4.1 2019 2020 2021 2022 2023 2024 2Q'25 TTM $112 $123 $314 $468 $258 $203 $158 2019 2020 2021 2022 2023 2024 2Q'25 TTM $2.96 $3.28 $8.40 $13.52 $7.88 $6.28 $4.92 2019 2020 2021 2022 2023 2024 2Q'25 TTM +46% +41% +66% 1) On February 28, 2023, the Company sold FleetNet America, Inc. (“FleetNet”), a wholly owned subsidiary of the Company. Historical results of FleetNet have been excluded from results for all periods presented. 2) See Reconciliations of GAAP to non-GAAP Financial Measures in the Additional Information section of this presentation.

Non-GAAP Operating Income (1) Key Metrics Q2 2025 vs. Q2 2024 18 $1.0B ArcBest Consolidated Revenue $45.0M Non-GAAP Operating Income (1) $1.36 Non-GAAP Earnings per Diluted Share(1) -31% ARCBEST CONSOLIDATED 1) See non-GAAP reconciliation in the Additional Information section of this presentation. Asset-Based Asset-Light -5% -30% -$22M +$4M

Key Metrics 19 ASSET-BASED $713M Revenue Average Increase on Contract Renewals and Deferred Pricing Agreements Daily Total Tonnage +4% Daily Total Shipments Total Billed Rev/CWT -3% 4.0% $51.0M Operating Income 92.8% Operating Ratio 300 bps deterioration -30% +1% per day Weight/ Shipment +6% -1% Q2 2025 vs. Q2 2024

20 15000 16000 17000 18000 19000 20000 21000 22000 5,000 5,500 6,000 6,500 7,000 7,500 8,000 8,500 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 Shipments/Day Linehaul and DSY Headcount Linehaul, Dock, Street and Yard Headcount Shipments/Day Labor Planning Aligns Headcount and Shipments Productivity gains enabled efficient onboarding of new business

$0 $10 $20 $30 $40 $50 $60 $70 $80 2Q25 Lower Cost Per Shipment 21 2Q25 Operating Income Q2 2025 2Q24 vs 2Q25 2Q24 Operating Income 2Q25 Lower Revenue per Shipment Operating Income Bridge ASSET-BASED 2Q25 Shipment Growth millions Revenue per shipment impacted by lower weight per shipment from macro environment, fewer U-pack shipments, lower fuel prices and a shift in freight profile

$0 $10 $20 $30 $40 $50 $60 2Q25 Lower Cost per Shipment 22 2Q25 Operating Income Q2 2025 1Q25 vs 2Q25 1Q25 Operating Income 2Q25 Higher Revenue per Shipment Operating Income Bridge ASSET-BASED 2Q25 Shipment Growth millions Operating ratio improved 310 bps, consistent with the historical seasonal range of 300–400 bps

Key Metrics 23 Daily Billed Revenue Total Billed Rev/CWT ASSET-BASED Daily Total Tonnage Daily Total Shipments +2% Total Billed Rev/Shipment Total Weight/Shipment -1% -4% J U LY 2 0 2 5 P R E L I M I N A RY Flat -1% -2% July 2025 vs. July 2024

Purchased Transportation as % of Revenue Key Metrics ASSET-LIGHT Revenue/ Shipment $342M Revenue -13% per day $1.1M Non-GAAP Operating Income (1) $2.5M Adjusted EBITDA(1) 1) See non-GAAP reconciliation in the Additional Information section of this presentation. 84% 24 -7% Daily Total Shipments -7% Shipments/ Employee/Day +15% Q2 2025 vs. Q2 2024

Key Metrics July 2025 vs. July 2024 25 ASSET-LIGHT Revenue/Day -7% Revenue/Shipment Daily Total Shipments -7% 86% Flat Purchased Transportation as % of Revenue J U LY 2 0 2 5 P R E L I M I N A RY

26 BALANCED INVESTMENT APPROACH Invest organically in the business and provide returns to shareholders while maintaining a solid balance sheet and investment-grade credit metrics Strategic Growth Investments Share Repurchases & Dividends M&A Strategy • Investing in real estate, equipment, and innovative projects to enhance revenue growth, optimize costs and drive long-term shareholder value • Projected 2025 Net Capital Expenditures of approximately $225M-$275M • Currently paying a $0.12/share quarterly dividend • Returned over $47 million to shareholders during 1H’25 • Complementary to our solutions offered • Strong culture fit, experienced leadership team and a pathway to solid returns • Strategic technology and innovative partnerships Solid Financial Position • Approximately $400M in Available Liquidity

Announcing Investor Day Monday, Sep 29, 2025 Official Invitations to Follow

28 Note: ArcBest Corporation reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures utilized for internal analysis provides analysts, investors, and others the same information that we use internally for purposes of assessing our core operating performance and provides meaningful comparisons between current and prior period results, as well as important information regarding performance trends. Accordingly, using these measures improves comparability in analyzing our performance because it removes the impact of items from operating results that, in management's opinion, do not reflect our core operating performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. These financial measures should not be construed as better measurements than operating income (loss), operating cash flow, net income or earnings per share, as determined under GAAP. Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) ADDITIONAL INFORMATION

Asset-Based

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES	(Unaudited)													
	2019		2020		2021		2022		2023		2024		2Q'25 TTM	
Asset-Based	($ millions, except percentages)													
Operating Income														
Amounts on a GAAP basis	**$ 102.1**	**95.2%**	**$ 98.9**	**95.3%**	**$ 260.7**	**89.9%**	**$ 381.1**	**87.3%**	**$ 253.2**	**91.2%**	**$ 242.6**	**91.2%**	**$ 193.8**	**92.9%**
Innovative technology costs, pre-tax [1]	13.7	(0.6)	22.5	(1.1)	27.6	(1.1)	27.2	(0.9)	21.7	(0.8)	-	-	-	-
ELD conversion costs, pre-tax [2]	2.7	(0.1)	-	-	-	-	-	-	-	-	-	-	-	-
Nonunion vacation policy enhancement, pre-tax [3]	-	-	-	-	-	-	1.2	-	-	-	-	-	-	-
Nonunion pension termination costs, pre-tax [4]	0.3	-	-	-	-	-	-	-	-	-	-	-	-	-
Asset impairment charges, pre-tax [5]	-	-	-	-	-	-	-	-	0.7	-	-	-	-	-
Non-GAAP amounts [6]	$ 118.8	94.5%	$ 121.3	94.2%	$ 288.3	88.8%	$ 409.6	86.4%	$ 275.5	90.4%	$ 242.6	91.2%	$ 193.8	92.9%

1) Represents costs associated with the freight handling pilot test program at ABF Freight, for which the decision was made to pause the pilot during third quarter 2023.
2) Impairment charges related to equipment replacement and other one-time costs incurred to comply with the electronic logging device ("ELD") mandate which became effective in December 2019.
3) Represents a one-time, noncash charge for enhancements to our nonunion vacation policy which were effective third quarter 2022.
4) Consulting fee incurred in third quarter 2019 associated with the termination of the nonunion defined benefit pension plan.
5) Represents noncash lease-related impairment charges for an Asset-Based service center that was made available for sublease.
6) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding.

29

30 ArcBest Consolidated (continuing operations)(1) (Unaudited) RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES* 2019 2020 2021 2022 2023 2024 2Q’25 TTM ArcBest Corporation – Consolidated ($ millions) Operating Income Amounts on a GAAP basis $57.9 $ 93.7 $ 277.0 $ 394.5 $ 172.6 $ 244.4 $ 217.1 Transaction costs, pre-tax (2) - - 6.0 - - - - Gain on sale of subsidiaries, pre-tax (3) - - (6.9) (0.4) - - - Innovative technology costs, pre-tax (4) 20.7 25.6 32.8 40.8 52.4 34.1 30.7 ELD conversion costs, pre-tax (5) 2.7 - - - - - - Nonunion pension termination costs, pre-tax (6) 0.3 - - - - - - Purchase accounting amortization, pre-tax (7) 4.2 3.7 5.3 12.9 12.8 12.8 12.8 Change in fair value of contingent consideration, pre-tax (8) - - - 18.3 (19.1) (90.3) (104.1) Legal settlement, pre-tax (9) - - - - 9.5 0.3 0.3 Nonunion vacation policy enhancement, pre-tax (10) - - - 2.0 - - - Asset impairment charges, pre-tax (11) 26.5 - - - 30.2 1.7 1.7 Non-GAAP amounts (12) $ 112.3 $ 123.1 $ 314.1 $ 468.1 $ 258.3 $ 203.0 $ 158.5 *See “Notes to Non-GAAP Financial Tables” for footnotes to this ArcBest Corporation – Consolidated non-GAAP table

ArcBest Consolidated

(continuing operations)[1]

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES*	2019	2020	2021	2022	2023	2024	2Q'25 TTM
	(Unaudited)						
ArcBest Corporation – Consolidated							
Diluted Earnings Per Share							
Amounts on a GAAP basis	**$ 1.33**	**$ 2.55**	**$ 7.86**	**$ 11.56**	**$ 5.77**	**$ 7.28**	**$ 6.88**
Transaction costs, after-tax [2]	-	-	0.16	-	-	-	-
Gain on sale of subsidiaries, after-tax [3]	-	-	(0.20)	(0.01)	-	-	-
Innovative technology costs, after-tax (includes related financing costs) [4]	0.59	0.74	0.93	1.21	1.61	1.10	1.02
ELD conversion costs, after-tax [5]	0.08	-	-	-	-	-	-
Nonunion pension termination costs, after-tax [6]	0.01	-	-	-	-	-	-
Purchase accounting amortization, after-tax [7]	0.12	0.11	0.15	0.38	0.39	0.40	0.42
Change in fair value of contingent consideration, after-tax [8]	-	-	-	0.54	(0.58)	(2.85)	(3.40)
Legal settlement, after-tax [9]	-	-	-	-	0.29	0.01	0.01
Nonunion vacation policy enhancement, after-tax [10]	-	-	-	0.06	-	-	-
Asset impairment charges, after-tax [11]	0.75	-	-	-	0.92	0.05	0.06
Change in fair value of equity investment, after-tax [13]	-	-	-	-	(0.11)	0.91	-
Nonunion pension expense, including settlement expense, after-tax [14]	0.30	-	-	-	-	-	-
Life insurance proceeds and changes in cash surrender value	(0.14)	(0.09)	(0.15)	0.11	(0.19)	(0.14)	(0.10)
Tax expense (benefit) from vested RSUs [15]	0.02	0.02	(0.29)	(0.32)	(0.21)	(0.47)	0.04
Tax credits [16]	(0.10)	(0.05)	(0.06)	0.01	-	-	-
Non-GAAP amounts [12]	$ 2.96	$ 3.28	$ 8.40	$ 13.52	$ 7.88	$ 6.28	$ 4.92

*See "Notes to Non-GAAP Financial Tables" for footnotes to this ArcBest Corporation – Consolidated non-GAAP table

31

32 ArcBest Consolidated (continuing operations)(1) Notes to Non-GAAP Financial Tables The following footnotes apply to the non-GAAP financial tables on the previous two slides in this presentation. 1) Historical results of FleetNet have been excluded from results for all periods presented, and reclassifications have been made to the prior-period financial statements to conform to current-year presentation. 2) Represents costs associated with the November 1, 2021, acquisition of MoLo Solutions, LLC. 3) Gains associated with the April 2021 divestures of moving services subsidiaries for which the gains were recognized in second quarter 2021, respectively, when the contingent consideration was received on the transactions, as well as including the contingent amount recognized in second quarter 2022 when the funds were released to escrow. 4) Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation. The 2019-2023 periods also include costs associated with the freight handling pilot test program at ABF Freight, for which the decision was made to pause the pilot during third quarter 2023. Costs for 2019-2020 have been adjusted to conform to the current-year presentation. 5) Impairment charges related to equipment replacement and other one-time costs incurred to comply with the electronic logging device (“ELD”) mandate which became effective in December 2019. 6) Consulting fee incurred in third quarter 2019 associated with the termination of the nonunion defined benefit pension plan. 7) Represents the amortization of acquired intangible assets in the Asset-Light segment. 8) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 9) Represents settlement expenses related to the classification of certain Asset-Light employees under the Fair Labor Standards Act, which were paid during first quarter 2025. 10) Represents a one-time, noncash charge for enhancements to our nonunion vacation policy which were effective third quarter 2022. 11) The 2024 period represents noncash asset impairment charges for certain revenue equipment and software recognized during fourth quarter 2024 as part of a strategic decision to adjust capacity within Asset-Light’s operations. The 2023 period represents noncash lease-related impairment charges for a freight handling pilot facility, an Asset-Based service center, and Asset-Light office spaces that were made available for sublease. The 2019 period represents a noncash impairment charge recognized in fourth quarter related to a portion of the goodwill, customer relationship intangible assets, and revenue equipment associated with the acquisition of truckload brokerage and truckload dedicated businesses within the Asset-Light segment. 12) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding. 13) For the 2024 period, represents a noncash impairment charge to write off an equity investment in Phantom Auto, a provider of human-centered remote operation software, which ceased operations during first quarter 2024. For the 2023 period, represents the increase in fair value of an investment in Phantom Auto based on observable price changes during second quarter 2023. 14) Represents nonunion pension expense, including pension settlement and termination expense, related to the Company’s nonunion defined benefit pension plan for which plan termination was completed in 2019. Also includes pension settlement expense related to the Company’s supplemental benefit plan. 15) Represents recognition of the tax impact for the vesting of share-based compensation. 16) Represents tax credits recognized in the tax provision which relate to a prior tax year due to timing of recognition or retroactive reinstatement of the tax credits. Includes amounts related to alternative fuel tax credit in 2018, 2019 and 2022. Includes amounts related to research and development tax credit in 2019, 2020 and 2021. The 2022 period also includes amounts related to the alternative fuel tax credit for the year ended December 31, 2021 which were recorded in third quarter 2022.

ARCBEST CORPORATION - CONSOLIDATED Three Months Ended Millions ($000,000), except per share data 6/30/2025 6/30/2024 Operating Income Amounts on a GAAP basis $ 37.3 $ 48.8 Innovative technology costs, pre-tax (1) 7.1 8.3 Purchase accounting amortization, pre-tax (2) 3.2 3.2 Change in fair value of contingent consideration, pre-tax (3) (2.7) 3.9 Non-GAAP amounts (4) $ 45.0 $ 64.2 Net Income Amounts on a GAAP basis $ 25.8 $ 46.9 Innovative technology costs, after-tax (includes related financing costs) (1) 5.4 6.4 Purchase accounting amortization, after-tax (2) 2.4 2.4 Change in fair value of contingent consideration, after-tax (3) (2.0) 2.9 Life insurance proceeds and changes in cash surrender value (1.4) (0.4) Tax expense (benefit) from vested RSUs (5) 1.0 (10.8) Non-GAAP amounts (4) $ 31.2 $ 47.4 Diluted Earnings Per Share Amounts on a GAAP basis $ 1.12 $ 1.96 Innovative technology costs, after-tax (includes related financing costs) (1) 0.24 0.27 Purchase accounting amortization, after-tax (2) 0.10 0.10 Change in fair value of contingent consideration, after-tax (3) (0.09) 0.12 Life insurance proceeds and changes in cash surrender value (0.06) (0.02) Tax expense (benefit) from vested RSUs (5) 0.04 (0.45) Non-GAAP amounts (4) $ 1.36 $ 1.98 Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) 33 1) Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation. 2) Represents the amortization of acquired intangible assets in the Asset-Light segment. 3) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 4) Non-GAAP amounts are calculated in total and may not equal the sum of GAAP amounts and non-GAAP adjustments due to rounding. 5) Represents recognition of the tax impact for the vesting of share-based compensation.

Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) 34 1) Represents the amortization of acquired intangible assets in the Asset-Light segment. 2) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 3) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP amounts and the non-GAAP adjustments due to rounding. 4) Adjusted EBITDA is a primary component of the financial covenants contained in ArcBest Corporation’s Fourth Amended and Restated Credit Agreement. Management believes Adjusted EBITDA to be relevant and useful information, as EBITDA is a standard measure commonly reported and widely used by analysts, investors, and others to measure financial performance and ability to service debt obligations. Furthermore, management uses Adjusted EBITDA as a key measure of performance and for business planning. However, these non-GAAP financial measures should not be construed as better measurements than operating income (loss), as determined under GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. Other companies may calculate EBITDA differently; therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies. 5) Includes amortization of intangibles associated with acquired businesses. 6) Adjusted EBITDA amounts are calculated in total and may not equal the sum of Asset-Light operating income (loss) and the adjustments due to rounding. Three Months Ended ASSET-LIGHT ADJUSTED EBITDA (4) 6/30/2025 6/30/2024 ($ millions) Operating Income (Loss) $ 0.6 $ (9.5) Depreciation and amortization (5) 4.6 5.0 Change in fair value of contingent consideration (2) (2.7) 3.9 Adjusted EBITDA (6) $ 2.5 $ (0.6) Three Months Ended ASSET-LIGHT OPERATING INCOME (LOSS) 6/30/2025 6/30/2024 ($ millions, except percentages) Amounts on a GAAP basis $ 0.6 99.8% $ (9.5) 102.4% Purchase accounting amortization, pre-tax (1) 3.2 (0.9) 3.2 (0.8) Change in fair value of contingent consideration, pre-tax (2) (2.7) 0.8 3.9 (1.0) Non-GAAP amounts (3) $ 1.1 99.7% $ (2.5) 100.6%